UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2020

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Item 8.01	Other Events

As previously reported, on April 17, 2020, CPI Aerostructures, Inc. (the “Company”) received a notice from NYSE Regulation, Inc. stating that the Company was not in compliance with the NYSE American exchange’s (“Exchange”) continued listing standards under the timely filing criteria included in Section 1007 of the NYSE American Company Guide (the “Company Guide”) because the Company failed to file restated financial statements with respect to its Annual Report on Form 10-K for the year ended December 31, 2018, and quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, September 30, 2018, March 31, 2019, June 30, 2019, and September 30, 2019 (“Non-Reliance Periods”) on or before April 14, 2020, which was sixty days after the Company filed its Current Report on Form 8-K, dated February 14, 2020, disclosing management’s conclusion that the financial statements for the Non-Reliance Periods should not be relied upon. In accordance with Section 1007 of the Company Guide, the Company was provided a six-month initial period (“Initial Cure Period”) to file restated financial statements for the Non-Reliance Periods and regain compliance with the timely filing criteria included in Section 1007 of the Company Guide.

The Company filed restated financial statements for the Non-Reliance Periods on August 25, 2020 and filed its quarterly report on Form 10-Q for the quarter ended March 31, 2020 on September 30, 2020. The Company has not yet filed its quarterly reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020 (“Delayed 10-Qs”). On October 7, 2020, the Company submitted a request for additional time in which to file the Delayed 10-Qs, which included a plan to regain compliance with Section 1007 of the Company Guide.

On October 15, 2020, the Company was notified that the Exchange had accepted the Company’s plan to regain compliance with the continued listing standards and granted an additional three-month period (“Additional Cure Period”) in which to file the Delayed 10-Qs. Accordingly, the Company will have until January 15, 2021 to regain compliance with the timely filing criteria included in Section 1007 of the Company Guide. The Company intends to file the Delayed 10-Qs as soon as practicable. The Exchange’s notification has no impact on the Company’s business operations. During the Additional Cure Period, the Company’s securities will continue to trade on the Exchange.

On October 16, 2020, the Company issued a press release announcing the foregoing. The press release is attached hereto as Exhibit 99.1.

Cautionary Note Regarding Forward Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the Company's continued efforts and ability to regain and maintain compliance with the Company Guide and the timing of the Company’s filing of the Delayed 10-Qs. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Item 9.01.	Financial Statement and Exhibits.

Exhibit	Description

99.1	Press release dated October 16, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2020	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer